IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF ARIZONA

In re: Electric Transportation Engineering Corporation, Debtor

CASE NO. 13-16126 (MCW)

BUSINESS AND INDUSTRY MONTHLY OPERATING REPORT

MONTH OF: October 2014

DATE PETITION FILED: 9/16/2013

TAX PAYER ID NO. : #86-0834755

Nature of Debtor's Business: Transitioning assets to buyers and winding down the entity

DATE DISCLOSURE STATEMENT FILED 10/28/2014 TO BE FILED ____________

DATE PLAN OF REORGANIZATION FILED 10/28/2014 TO BE FILED ____________

I CERTIFY UNDER PENALTY OF PERJURY THAT THE FOLLOWING MONTHLY OPERATING REPORT AND THE ACCOMPANYING ATTACHMENTS ARE TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE.

RESPONSIBLE PARTY:

/Susie Herrmann/ — ORIGINAL SIGNATURE OF RESPONSIBLE PARTY

CFO — TITLE

Susie Herrmann, CFO — PRINTED NAME OF RESPONSIBLE PARTY

11/21/2014 — DATE

PREPARER:

____________ ORIGINAL SIGNATURE OF PREPARER

____________ TITLE

____________ PRINTED NAME OF PREPARER

____________ DATE

PERSON TO CONTACT REGARDING THIS REPORT: Susie Herrmann

PHONE NUMBER: 602-686-6270

ADDRESS: PO Box 20336 Phoenix, AZ 85036-0336

FILE ORIGINAL REPORT ELECTRONICALLY WITH THE COURT, FILE PAPER COPY WITH U.S. TRUSTEE'S OFFICE

Case Number: 13-16126 (MCW)

CURRENT MONTH'S RECEIPTS AND DISBURSEMENTS

	BANK ACCOUNTS				Total
	Operating				
	#6400				
Balance at Beginning of Period	778,823				778,823
RECEIPTS					
Cash Sales					
Accounts Receivable					
Loans and Advances					
Sale of Assets					
Transfers from Other DIP Accounts					
Collection of sales tax payable on pre-petition sales					
Utility Refund					
Other - Void O/S checks					
TOTAL RECEIPTS					
DISBURSEMENTS					
Business - Ordinary Operations	244				244
Capital Improvements					
Pre-Petition Debt					
Transfers to Other DIP Accounts	200,000				200,000
Other					
Pay back other purchasing Entity					
for rec collected on their behalf					
Reorganization Expenses:					
Attorney Fees					
Accountant Fees					
Other Professional Fees					
U. S. Trustee Quarterly Fee	975				975
Court Costs					
TOTAL DISBURSEMENTS	201,219				201,219
Balance at End of Month	577,604				577,605

*Information provided above should reconcile with balance sheet and income statement amounts

DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:	
Total Disbursements From Above	201,219
Less: Transfers to Other DIP Accounts	200,000
Plus: Estate Disbursements Made by Outside Sources (payments from escrow; 2-party check; etc.)	
Total Disbursements for Calculating Quarterly Fees	1,219

Case Number: 13-16126 (MCW)

INCOME STATEMENT

(Accrual Basis)

*Debtor's own form may be substituted if (1) it is prepared in accordance with generally accepted accounting principals, (2) year-to-date and filing-to-date information is provided, and (3) if reorganization expenses are segregated in the statement.

	10/31/2014		
REVENUES	Current Month	Year to Date	Total SInce Filing
Gross Revenue	0	0	483,432
Less: Returns & Discounts	0	0	0
Net Revenue	0	0	483,432
COST OF GOODS SOLD			
Material	0	0	142,675
Direct Labor	0	0	21,446
Direct Overhead (Sprint & Utility for charger connectivity to network)	0	-259	62,667
Blink Cost of Revenue Share	0	0	16,860
Depreciation in COGs - Project Assets	0	0	2,310,569
Total Cost of Goods Sold	0	-259	2,554,217
GROSS PROFIT	0	259	-2,070,785
OPERATING EXPENSES			
Officer/Insider Compensation	0	0	0
Selling & Marketing (attach detail)	0	0	6,005
General & Administrative (attach detail)	266	84,718	632,931
Other Expenses (attach detail)	0	24,960	167,103
Total Operating Expenses	266	109,678	806,039
Income Before Non-operating Income and Expense	-266	-109,419	-2,876,824
OTHER INCOME & EXPENSE			
Other Income - Asset Sales Normal Course	0	0	-1,200
Other Expense (attach list)	0	0	-1,072
Interest Expense	0	0	269
Depreciation/Depletion	0	0	0
Amortization	0	0	0
Net Other Income & Expense	0	0	-2,003
Income Before Reorganization Expense	-266	-109,419	-2,874,821
REORGANIZATION EXPENSES			
Professional Fees	0	0	0
U.S. Trustee Fees	325	1,950	1,950
Other - Impairment Loss	0	0	14,269,095
Gain / Loss on Sale of Assets	0	-207,544	-93,017
Total Reorganization Expenses	325	-205,594	14,178,028
Income Tax	0	250	250
NET PROFIT OR (LOSS)	-591	95,925	-17,053,098

Case Number: 13-16126 (MCW)

Operating Expense Detail

(Accrual Basis)

*Debtor's own form may be substituted if (1) it is prepared in accordance with generally accepted accounting principals, (2) current and prior period information is provided, and (3) if pre-petition and post-petition liabilities are segregated.

	10/31/2014 Current Month	Year to Date	Total Since Filing
Selling & Marketing			
G&A Labor and employee related	0	0	4,530
Telephone	0	0	86
Travel and Meals	0	0	0
Office / Postage	0	0	0
Professional	0	0	0
Marketing	0	0	715
Web Development	0	0	0
License and Dues	0	0	475
Other	0	0	199
Total Selling and Marketing	0	0	6,005
General and Administrative			
G&A Labor and employee related	0	7,757	237,893
Telephone	0	1,161	19,080
Travel and Meals	0	0	3,167
Recruiting	0	0	0
Office / Postage	0	1,769	4,257
Professional Fees	0	1,082	22,009
Vehicles	0	0	3,659
Computer and IT (For April- Cisco lease, post-petition, pre-asset sale now in A/P)	0	5,290	57,637
Marketing	0	0	36,119
Cobra (Credit for Prev. Emp. Pymts Rec'd in June '14)	0	-5,665	-5,665
Certification Expense	0	0	30,779
Dues and Subscriptions	0	10	2,563
Rent, Utilities and Maintenance (Utility Refund in June '14)	0	5,445	46,266
Business Insurance	0	51,910	153,123
Sales Tax	0	0	0
Other - Bank Fees, Record Storage etc.	266	15,960	22,045
Total General & Administrative	266	84,718	632,931
Other Expenses			
Depreciation Expense	0	0	145,452
Logicalis - Call Center post-petition, pre-asset sale, final recon, now in A/P	0	24,960	24,960
R&D Travel	0	0	0
R&D expense	0	0	-3,309
R&D Development	0	0	0
Total Other Expenses	**0**	**24,960**	**167,103**

Case Number: 13-16126 (MCW)

COMPARATIVE BALANCE SHEET

(Accrual Basis)

*Debtor's own form may be substituted if (1) it is prepared in accordance with generally accepted accounting principals, (2) current and prior period information is provided, and (3) if pre-petition and post-petition liabilities are segregated.

	10/31/2014	
ASSETS	**CURRENT MONTH**	**PRIOR MONTH**
Unrestricted Cash	577,604	778,823
Restricted Cash		
Total Cash	**577,604**	**778,823**
Accounts Receivable (net)	61,189	61,189
Inventory		
Notes Receivable		
Prepaid Expenses - Deposit	0	0
Other Receivables from CCGI for expenses passed on	3,500	3,500
Total Current Assets	**642,293**	**843,512**
Property, Plant & Equipment		
Less: Accumulated Depreciation		
Net Property, Plant & Equip.		
Due From Insider(s)		
Other Assets - Inter Company Receivable (4A)	4,594,049	4,394,049
Other- Asset held for sale		
TOTAL ASSETS	**5,236,343**	**5,237,561**
POST-PETITION LIABILITIES		
Accounts Payable	258,205	259,044
Taxes Payable		
Notes Payable		
Professional Fees		
Secured Debt		
Inter Company Payable (attach list - 4A)	337,981	337,769
Other - Liabilities passed on to CCGI	3,500	3,500
Other - Accrual Vacation and Wages		
Total Post-Petition Liabilities	**599,685**	**600,313**
PRE-PETITION LIABILITIES		
Secured Debt	129,458	129,458
Priority Debt		
Unsecured Debt		
Inter Company Payable (attach list - 4A)	87,537,638	87,537,638
Other (attach list - 4B)	8,500,104	8,500,104
Total Pre-Petition Liabilities	96,167,200	96,167,200
TOTAL LIABILITIES	**96,766,885**	**96,767,513**
EQUITY		
Pre-petition Owner's Equity	-74,477,445	-74,477,445
Post-Petition Cumulative Profit/Loss	-17,053,097	-17,052,507
Direct Charges to Equity	0	0
Total Equity	**-91,530,542**	**-91,529,952**
TOTAL LIABILITIES & OWNER'S EQUITY	**5,236,343**	**5,237,561**

Case Number: 13-16126 (MCW)

Inter Company Receivables / Payables

(Accrual Basis)

*Debtor's own form may be substituted if (1) it is prepared in accordance with generally accepted accounting principals, (2) current and prior period information is provided, and (3) if pre-petition and post-petition liabilities are segregated.

	10/31/2014 CURRENT MONTH	PRIOR MONTH
Pre Petition Inter Company Payable		
Due to The Clarity Group	-1,669,318	-1,669,318
Due to Ecotality Inc.	-85,868,320	-85,868,320
Due To Ecotality Australia Pty Ltd.	0	0
Total Pre Petition Intercompany	**-87,537,638**	**-87,537,638**
Post Petition Inter Company Payable		
Due to The Clarity Group	0	0
Due To Ecotality Inc.	-337,981	-337,769
Due To Ecotality Australia Pty Ltd.	0	0
Total Post Petition Payable	**-337,981**	**-337,769**
Post Petition Inter Company Receivable		
Due to The Clarity Group	0	0
Due to Ecotality Inc.	4,594,049	4,394,049
Due To Ecotality Australia Pty Ltd.	0	0
Total Post Petition Receivable	**4,594,049**	**4,394,049**

Total Inter Company Receivables / Payables	CURRENT MONTH	PRIOR MONTH
Due to The Clarity Group	-1,669,318	-1,669,318
Due to Ecotality Inc.	-81,612,251	-81,812,040
Due To Ecotality Australia Pty Ltd.	0	0
TOTAL Inter Company	**-83,281,569**	**-83,481,357**

Note - Inter company balances are a net of payables and receivables by entity

Case Number: 13-16126 (MCW)

Other Liabilities

(Accrual Basis)

*Debtor's own form may be substituted if (1) it is prepared in accordance with generally accepted accounting principals, (2) current and prior period information is provided, and (3) if pre-petition and post-petition liabilities are segregated.

	10/31/2014	
Other Liabilities - Pre Petition	**CURRENT MONTH**	**PRIOR MONTH**
Accounts Payable	6,700,616	6,700,616
Blink Hosts	90,843	90,843
Accrued Payroll		
Accrued Liabilities	1,508,179	1,508,179
Sales Tax payable	200,467	200,467
	8,500,104	8,500,104
	0	0

Case Number: 13-16126 (MCW)

STATUS OF ASSETS

*Information provided on this page should reconcile with balance sheet amounts

As of 10/31/2014

ACOUNTS RECEIVABLE	TOTAL	0-30 Days	31-60 Days	60+ Days
Total Accounts Receivable	105,240			105,240
Less Amount Considered Uncollectible	-44,050			-44,050
Net Accounts Receivable	61,189			61,189

DUE FROM INSIDER	
Schedule Amount	
Plus: Amount Loaned Since Filing Date	
Less: Amount Collected Since Filing Date	
Less: Amount Considered Uncollectible	
Net Due From Insiders	

INVENTORY	
Beginning Inventory	13,924,258
Plus: Purchases	
Less: Cost of Goods Sold/ Assets sold	-13,924,258
Ending Inventory	0

Date Last Inventory was taken: All inventory sold as of 10/15/13

FIXED ASSETS	SCHEDULE AMOUNT	ADDITIONS	DELETIONS	Book Value
Real Property				
Buildings				
Accumulated Depreciation				
Net Buildings				
Equipment	49,629,451	144,248	-49,773,699	0
Accumulated Depreciation	31,933,619	2,559,156	-34,492,776	0
Net Equipment	17,695,832	-2,414,908	-15,280,924	0
Autos/Vehicles	1,835,624		-1,835,624	0
Accumulated Depreciation	634,011	39,511	-673,523	0
Net Autos/Vehicles	1,201,613	-39,511	-1,162,102	0

Provide a description of fixed assets added or deleted during the reporting period; include the date of Court order:

Case Number: 13-16126 (MCW)

STATUS OF LIABILITIES AND SENSITIVE PAYMENTS

*Information provided on this page should reconcile with balance sheet and disbursement detail amounts

As of 10/31/2014

POST-PETITION LIABILITIES	TOTAL	0-30 Days	31-60 Days	+ 60 Days	+ 90 Days
Accounts Payable * (SCHED 6A)	258,205	325	0	0	257,880
Taxes Payable					
Notes Payable					
Professional Fees Payable					
Secured Debt					
Other (SCHED 6B) - Aging Estimated	341,481	581	400	40,500	300,000
Total Post-Petition Liabilities	599,685	906	400	40,500	557,880

***DEBTOR MUST ATTACH AN AGED ACCOUNTS PAYABLE LISTING**

PAYMENTS TO INSIDERS AND PROFESSIONALS

Insiders			
Name	Reason for Payment	Amount Paid this Month	Total Paid to Date
Total Payments to Insiders			

Professionals				
Name	Date of Court Order Authorizing Payment	Amount Approved	Amount Paid this Month	Total Paid to Date
Total Payments to Professionals				

Case Number: 13-16126 (MCW)

AP Listing

(Accrual Basis)

Detail of Accounts Payable - Post Petition

	Current	1 - 30	31 - 60	61 - 90	> 90	TOTAL
8X8INC01	0.00	0.00	0.00	0.00	2,987.70	2,987.70
AT&TMOBI01	0.00	0.00	0.00	0.00	9,151.28	9,151.28
BOXNETIN01	0.00	0.00	0.00	0.00	1,813.88	1,813.88
CISCOCAP01	0.00	0.00	0.00	0.00	10,073.17	10,073.17
CISCOWEB01	0.00	0.00	0.00	0.00	325.72	325.72
City of Phoenix	0.00	0.00	0.00	0.00	159.73	159.73
CITYTREA02	0.00	0.00	0.00	0.00	149.42	149.42
CORVENER01	0.00	0.00	0.00	0.00	4,657.80	4,657.80
DIGITFRU01	0.00	0.00	0.00	0.00	342.10	342.10
Eide Bailly	0.00	0.00	0.00	0.00	7,256.00	7,256.00
Employment Security Dept.	0.00	0.00	0.00	0.00	75.02	75.02
FP Mailing Solutions	0.00	0.00	0.00	0.00	204.87	204.87
GUARDOMA01	0.00	0.00	0.00	0.00	141.34	141.34
HOMEDEPO01	0.00	0.00	0.00	0.00	61.47	61.47
Logicalis	0.00	0.00	0.00	0.00	24,959.62	24,959.62
NISSMOTO01	0.00	0.00	0.00	0.00	351.78	351.78
PGE01	0.00	0.00	0.00	0.00	6.51	6.51
RKL eSolutions LLC	0.00	0.00	0.00	0.00	87.50	87.50
SDG&E01	0.00	0.00	0.00	0.00	132.10	132.10
SILVUNIQ01	0.00	0.00	0.00	0.00	3,150.00	3,150.00
SOUTCALI01	0.00	0.00	0.00	0.00	178.78	178.78
SPRINT01	0.00	0.00	0.00	0.00	7,858.29	7,858.29
STATE COMPTROLLER	0.00	0.00	0.00	0.00	100.44	100.44
TECHPROF01	0.00	0.00	0.00	0.00	8,105.70	8,105.70
UNDERWRI01	0.00	0.00	0.00	0.00	468.00	468.00
UNITPARC01	0.00	0.00	0.00	0.00	179.04	179.04
XOCOMMUN01	0.00	0.00	0.00	0.00	4,073.81	4,073.81
TOTAL	**0.00**	**0.00**	**0.00**	**0.00**	**87,051.07**	**87,051.07**
Due to CCGI			0.00	0.00	115,521.77	115,521.77
Trustee Filing Fees	325.00					325.00
Blink Customer Payables					55,306.85	55,306.85
	325.00	**0.00**	**0.00**	**0.00**	**257,879.69**	**258,204.69**

Case Number: 13-16126 (MCW)

Other Post-Petition Liabilities

(Accrual Basis)

*Debtor's own form may be substituted if (1) it is prepared in accordance with generally accepted accounting principals, (2) current and prior period information is provided, and (3) if pre-petition and post-petition liabilities are segregated.

Other Liabilities - Post Petition	CURRENT MONTH	PRIOR MONTH
*Other Liabilites passed on to CCGI	3,500	3,500
Intercompany Payable	337,981	337,769
	341,481	341,269

*** Includes outstanding invoices billed to ETEC for services provided by vendors to CCGI during the transition following the sale of certain assets to CCGI. Please see the offsetting asset "Other Receivables from CCGI for expenses passed on" as these invoices are anticipated to be paid direct by CCGI to the vendors.**

Case Number: 13-16126 (MCW)

CASE STATUS

QUESTIONAIRE

	YES	NO
Have any funds been disbursed from any accounts other than a Debtor-in-Possession account?		X
Are any post-petition receivables (accounts, notes or loans) due from related parties?	X	
Are any wages past due?		X
Are any U. S. Trustee quarterly fees delinquent?		X

Provide a detailed explanation of any "YES" answers to the above questions: (attach additional sheets if needed)

Business expenses received/paid by related party passed to company through intercompany receivable/payable accounts.

Current number of employees: 0

INSURANCE

Carrier & Policy Number	Type of Policy	Period Covered	Payment Amount & Frequency

What steps have been taken to remedy the problems which brought on the chapter 11 filing?

The Company has sold all assets as of 10/15/13 and is in the process of winding down operations

Identify any matters that are delaying the filing of a plan of reorganization:

None

Case Number: 13-16126 (MCW)

DISBURSEMENT DETAIL

Month: October 2014
Account # 6400

Bank Name Bank of America

Cash/Electronic Disbursements		0	
Date	Payee	Purpose	Amount
		Total Cash/Electronic Disbursements	0

CHECKS ISSUED				
Check Number	Date	Payee	Purpose	Amount
23347	10/29/14	U.S. Trustee Payment Center	ELECTRIC TRANSPORTATION ENG CORP 702-13-16126 (	325
23348	10/29/14	U.S. Trustee Payment Center	702-13-16126 ETEC NORTH Q3 2014	325
23349	10/29/14	U.S. Trustee Payment Center	702-13-16126 CLARITY GROUP Q3 2014	325
23350	10/29/14	Iron Mountain	Document Storage	190
23351	10/30/14	Arizona Corporation Commission	Update ETEC's annual report for AZ	54
				1,219
Total checks listed on continuation pages				

TOTAL DISBURSEMENTS FOR THE MONTH (include cash/electronic disbursements)	1,219